UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(D) OFTHE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 3, 2003


                                 MEDIA 100 INC.
                                 --------------
               (Exact name of Registrant as specified in charter)

   DELAWARE               0-14779                       04-2532613
---------------         ---------------             ------------------
(State or other        (Commission File             (I.R.S. Employer
jurisdiction)                Number)                Identification No.)


             450 DONALD LYNCH BOULEVARD, MARLBOROUGH, MA 01752-4748
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 460-1600
                                 --------------
                Registrant's Telephone number including area code

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS.

Exhibit
Number    Title
------    -----

99.1 Press release issued by Media 100 Inc. on April 3, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.


ITEM 9.  REGULATION FD DISCLOSURE

On April 3, 2003, Media 100 Inc. issued a press release announcing first quarter 2003 results. The full text of that press release is attached as Exhibit 99.1 hereto.

Pursuant to the Commission's announcement dated March 27, 2003 this statement is being supplied under Item 9, but relates to disclosure being supplied pursuant to Item 12 (Results of Operations and Financial Condition).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDIA 100 INC.


                                       By:   /s/ Steven D. Shea
Date:  April 3, 2003                   ---------------------------------------
                                       Steven D. Shea
                                       Chief Financial Officer and Treasurer
                                       (Chief Financial Officer)

                                  EXHIBIT INDEX


Exhibit
Number    Title
-------   -----

99.1 Press release issued by Media 100 Inc. on April 3, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.